DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier Insured Municipal Bond Fund for the six-month period ended January 31, 1998, as shown in the following table:

                                                                                                   Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ___________                _______________
           Class A................................                      4.16%                        4.12%
           Class B................................                      3.97%                        3.81%
           Class C................................                      3.76%                        3.57%

The Economy
    Throughout the reporting period, the economy manifested remarkable strength with few signs of upward price pressure. Measures of consumer optimism remained near record high levels: Consumer spending, which accounts for about two-thirds of all economic activity, increased 3.3% in 1997, the largest gain since 1994. A greater percentage of Americans were employed at the end of the reporting period than at any time since the government began recording employment numbers in 1948. Plentiful jobs, low inflation, and low interest rates have proved to be a winning combination. The unemployment rate averaged only 4.9% for all of 1997, near a 25-year low. It had been widely anticipated that such healthy employment conditions would ignite a resurgence in inflation. Yet throughout this period of dramatic gains in new jobs, inflation was quiescent. Fears that a tight labor market would result in inflation-inducing wage hikes were not realized: Instead, enormous investments in new equipment and technology enabled companies to offset rising costs with gains in productivity. On the inflation front, the Consumer Price Index rose only 1.7% in 1997, its smallest annual increase in 11 years, and almost half the rate of 1996. The Producer Price Index, which measures inflation at the wholesale level, actually fell 1.2% last year. In 1997, the economy expanded by 3.8%, the fastest rate since 1988. Such economic growth without inflation has caused tax revenues at national, state and local levels to surge, and has resulted in prospects for the first balanced Federal budget in almost 30 years!
    Bond yields ended the reporting period at their lowest levels in decades. Low inflation and the prospect of reduced Federal borrowing due to the improved condition of the budget have been a tonic for U.S. credit markets. Even the economic crisis in Asia has played a role in helping to reduce interest rates as foreign capital sought a safer investment haven in U.S. fixed income securities. Meanwhile, the Federal Reserve Board (the "Fed") has chosen to keep monetary policy steady during the Asian economic turmoil of the last several months. Of course, the lack of inflation has also played a major role in staying the Fed's hand from raising interest rates, despite the surging economy and tightening labor market. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (FOMC), the policy-making arm of the Fed, hiked the Federal Funds rate by one-quarter of a percent to 5.5%.
    That low interest rates have helped stimulate the economy can be seen in two interest-rate sensitive economic sectors, housing and automobiles, which have remained strong. Economists estimate that new home sales for 1997 were at a 19-year high.
    The production side of the economy has remained strong. Through year-end, industrial production had risen for 14 consecutive months. Many economists (Fed Chairman Alan Greenspan among them) think that the Asian crisis may help slow our rate of economic growth. If so, it may allow the Fed to refrain from any monetary tightening over the near term. The dynamics are in place for such a slowdown. The dollar has risen sharply versus Asian currencies, making our exports more expensive. Because of this strength in the dollar, imports to the U.S. from Asia are likely to become cheaper, further dampening inflation. As Chairman Greenspan said in his testimony to the Senate Budget Committee, "The likelihood that we shall be seeing some lower prices on imported goods as a result of the difficulties in Asia may afford some breathing room from inflation pressures."
    Of course, we are mindful that there are factors that can adversely affect the current, almost ideal economic climate. Wage pressures, still in check relative to inflation, began to inch higher at the end of the reporting period. Asian demand may remain stronger than currently anticipated. It is clear that the almost relentless strength in the economy has been a continuing concern of the Fed. Another preemptive hike in interest rates could occur if the economy does not slow.
Market Environment
    Against the backdrop of generally favorable fundamental news on the performance of the nation's economy and relatively subdued inflation reports, the fixed income markets enjoyed a strong performance during your Fund's most recent six-month reporting period. While early concerns over mounting inflationary pressures did send interest rates to their highest levels of the year at the start of this period, there quickly emerged a school of thought owing to the evolution of a "new paradigm" of economic growth. Proponents of this concept hold to the notion that the economy could operate at or near full capacity with low levels of unemployment without the commensurate increase in the rate of inflation we have come to expect from past experiences due to the combined forces of technological advances, which have significantly increased the productivity of the nation's labor force, and global competition emanating from the world's emerging economies. As this concept gathered a following among market participants, prices rose and yields declined. However, subsequent public comments by Fed Chairman Alan Greenspan called to question this concept when compared to the weight of evidence posed by recent economic history. As a result of his comments, bond prices sold off sharply in early August as market participants returned a yield premium to valuations in anticipation of a shift to a less accommodative stance in monetary policy.
    The subsequent rise in interest rates proved to be relatively muted, however, as attention soon shifted from domestic economic affairs to the rolling series of crises sweeping the emerging markets of Southeast Asia which culminated in the formal devaluation of the currencies of Thailand, Malaysia and Indonesia. Concerned over the potentially deflationary impact these devaluations would have on prices around the globe, investors began to accumulate fixed income securities as an alternative to the resulting volatility of the equity markets. As it became apparent that larger, more established Asian economies like those of South Korea and Japan were not immune to the troubles sweeping the region, the scope of the problem expanded and the demand for the perceived "safe haven" of U.S. fixed income securities pushed yields to their lowest levels of the year.
    While buoyed by the same factors throughout the most recent period, municipal bonds underperformed their taxable counterparts on a relative basis. The reason for this was that during the early strength of the markets, municipals were supported by a formidable supply/demand dynamic which pushed tax exempt yields to a level which, when viewed as a percentage of taxable yields, were relatively expensive by historical standards. Consequently, as taxable yields declined over the period, tax exempt yields moved in a similar though more restrained fashion. This relative underperformance during the period now places municipal bonds as inexpensive versus taxable alternatives, and as such, poised to outperform in the months to come.
Portfolio Overview
    In managing the Fund in an environment such as this, a decidedly constructive posture was maintained throughout. Cash reserve positions were drawn to levels only necessary to fulfill Portfolio liquidity requirements. Assets were directed toward those insured securities offering both generous levels of tax free income as well as the potential for significant principal appreciation as yields declined. In this way, Portfolio duration was extended to make it more sensitive to a declining interest rate environment. Throughout this process, we continued to strive to enhance the liquidity and performance characteristics of the Fund by extending the optional redemption provisions and improving the underlying creditworthiness of its holdings.
    We appreciate your investment in the Dreyfus Premier Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.
                          Very truly yours,

                      [Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
February 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share at the end of the period in the case of Class A shares or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                     JANUARY 31, 1998 (UNAUDITED)
                                                                                                 Principal
Long-Term Municipal Investments-93.7%                                                             Amount            Value
                                                                                                ____________    ____________
California-10.7%
California Housing Finance Agency, Revenue 5.70%, 8/1/2016 (Insured; MBIA)..                   $     200,000   $     204,508
California Pollution Control Financing Authority, PCR (Southern California
Edison Co.)
  6.40%, 12/1/2024 (Insured; AMBAC).........................................                         400,000         440,960
Contra Costa, COP (Merrithew Memorial Hospital Project)
  5.375%, 11/1/2017 (Insured; MBIA).........................................                         750,000         770,003
San Joaquin Hills Transportation Corridor Agency, Highway Revenue, Refunding
  Zero Coupon, 1/15/2031 (Insured; MBIA)....................................                       2,500,000         466,375
Colorado-1.7%
E-470 Public Highway Authority, Revenue, Refunding
  Zero Coupon, 9/1/2016 (Insured; MBIA).....................................                         750,000         296,280
Florida-1.1%
Miami Health Facilities Authority, Health Facility Revenue, Refunding
  (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC)...............        .                200,000         198,280
Illinois-12.7%
Chicago Midway Airport, Revenue 6.25%, 1/1/2024 (Insured; MBIA).............                         200,000         217,910
Chicago Wastewater Transmission Revenue:
  6.375%, 1/1/2024 (Insured; MBIA)..........................................                         200,000         224,152
  Refunding 5.125%, 1/1/2025 (Insured; FGIC)................................                       1,000,000         994,890
Illinois Health Facilities Authority, Revenue:
  (Northwestern Medical Faculty Foundation-Health Care)
    6.625%, 11/15/2025 (Insured; MBIA)......................................                         500,000         563,910
  Refunding (Lutheran General Health System) 6.25%, 4/1/2018 (Insured; FSA).                         200,000         228,228
Indiana-11.0%
Indiana Health Facility Financing Authority, HR:
  (Lutheran Hospital of Indiana, Inc.)
    7%, 2/15/2019 (Insured; AMBAC, Prerefunded 2/15/1999) (a)...............                         600,000         631,998
  Refunding (Community Hospital of Anderson Project) 6%, 1/1/2014 (Insured; MBIA)                  1,000,000       1,086,190
Lafayette Redevelopment Authority, Redevelopment Lease Rent
  5.95%, 1/1/2020 (Insured; MBIA)...........................................                         200,000         215,174
Iowa-1.9%
Clinton, PCR, Refunding (Interstate Power Co. Project)
  6.35%, 12/1/2012 (Insured; AMBAC).........................................                         300,000         333,750
Massachusetts-6.1%
Massachusetts Housing Finance Agency, SFHR 6.60%, 12/1/2026 (Insured; AMBAC)                         995,000       1,066,381
Mississippi-2.8%
Mississippi Development Bank, Special Obligation (Desoto County Convention
Center Project)
  5%, 11/1/2020 (Insured; AMBAC)............................................                         500,000         494,600
Nevada-1.2%
Clark County, Passenger Facility Charge Revenue, Custodial Receipts
  (Las Vegas McCarran International Airport) 6.25%, 7/1/2022 (Insured; AMBAC)                        200,000         218,006

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          JANUARY 31, 1998 (UNAUDITED)
                                                                                                Principal
Long-Term Municipal Investments (continued)                                                       Amount           Value
                                                                                                ____________    ____________
New Jersey-7.5%
New Jersey Economic Development Authority:
  PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA)...                   $     200,000   $     220,178
  Water Facilities Revenue (NJ American Water Co., Inc. Project)
    6.875%, 11/1/2034 (Insured; FGIC).......................................                         500,000         570,500
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
  6.375%, 10/1/2026 (Insured; MBIA).........................................                         500,000         530,870
New Mexico-5.8%
Farmington, PCR, Refunding (Southern California Edison Co.)
  5.875%, 6/1/2023 (Insured; MBIA)..........................................                         750,000         797,872
Santa Fe 6.30%, 6/1/2024 (Insured; AMBAC, Prerefunded 6/1/2004) (a).........                         200,000         223,552
New York-9.9%
Metropolitan Transportation Authority, Dedicated Tax Fund
  5.25%, 4/1/2026 (Insured; MBIA)...........................................                       1,000,000       1,010,030
New York State Dormitory Authority, Revenue (Mount Sinai Medical School)
  5.15%, 7/1/2024 (Insured; MBIA)...........................................                         500,000         514,330
New York State Energy, Research and Development Authority, PCR, Refunding
  (Rochester Gas & Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).......                         200,000         219,564
North Dakota-1.3%
Grand Forks Health Care Facilities Revenue (United Hospital Obligated Group)
  6.25%, 12/1/2019 (Insured; MBIA)..........................................                         200,000         222,334
Oklahoma-2.5%
Oklahoma Industries Authority, HR (Baptist Medical Center)
  7%, 8/15/2014 (Insured; AMBAC, Prerefunded 8/15/2000) (a).................                         400,000         437,124
Pennsylvania-2.8%
Chester County Health and Educational Facilities Authority, Health System
Revenue
  (Jefferson Health System) 5.125%, 5/15/2018 (Insured; AMBAC)..............                         500,000         497,155
South Carolina-1.2%
South Carolina Public Service Authority, Revenue, Refunding
  6.375%, 7/1/2021 (Insured; AMBAC).........................................                         200,000         219,762
Texas-4.4%
Austin, Airport Systems Revenue 6.125%, 11/15/2025 (Insured; MBIA)..........                         500,000         546,430
Gulf Coast Waste Disposal Authority, Revenue, Refunding (Houston Light &
Power Co. Project)
   6.375%, 4/1/2012 (Insured; MBIA).........................................                         200,000         220,564
Washington-6.3%
Washington, MFMR (Gilman Meadows Project) 7.40%, 1/1/2030 (Insured; FSA)....                       1,000,000       1,107,800
Wisconsin-2.8%
Wisconsin Health and Educational Facilities Authority, Revenue, Refunding
  (Aurora Health Care, Inc.) 5.25%, 8/15/2027 (Insured; MBIA)...............                         500,000         500,846
                                                                                                                ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $15,195,897)....................                                     $16,490,506
                                                                                                                ============

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         JANUARY 31, 1998 (UNAUDITED)
                                                                                                Principal
Short-Term Municipal Investments-6.3%                                                             Amount           Value
                                                                                                ____________    ____________
New York-2.9%
New York City, VRDN 3.65% (Insured; MBIA) (b)...............................                      $ 500,000        $ 500,000
Texas-3.4%
Brazos River Authority, PCR, Refunding (Texas Utilities Electric Co.) VRDN
  3.70% (Insured; MBIA) (b).................................................                        600,000          600,000
                                                                                                                ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,100,000)....................                                    $  1,100,000
                                                                                                                ============
TOTAL INVESTMENTS-100.0% (cost $16,295,897).................................                                    $ 17,590,506
                                                                                                                ============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFMR    Multi-Family Mortgage Revenue
COP           Certificate of Participation                       PCR     Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               SFHR    Single Family Housing Revenue
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes
HR            Hospital Revenue
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation
Summary of Combined Ratings
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            _________                      ________________            _________________
AAA                                Aaa                            AAA                               93.7%
F-1, F-1+                          VMIG1, MIG1                    SP1                                6.3
                                                                                                 _______
                                                                                                   100.0%
                                                                                                 =======
Notes to Statement of Investments:
  (a)      Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
  (b)      Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
  (c)      Fitch currently provides creditworthiness information for a limited number of investments.
  (d)      At January 31, 1998, 56.0% of the Fund's net assets are insured by
 MBIA and 26.9% are insured by AMBAC.


SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                            JANUARY 31, 1998 (UNAUDITED)
                                                                                                    Cost               Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities-See Statement of Investments           $16,295,897        $17,590,506
                                 Interest receivable........................                                             199,517
                                 Prepaid expenses...........................                                              39,871
                                 Due from The Dreyfus Corporation...........                                               4,009
                                                                                                                    ____________
                                                                                                                      17,833,903
                                                                                                                    ____________
LIABILITIES:                     Due to Distributor.........................                                               8,021
                                 Cash overdraft due to custodian............                                              67,010
                                 Payable for shares of Beneficial Interest redeemed                                        7,239
                                 Accrued expenses and other liabilities.....                                              26,796
                                                                                                                    ____________
                                                                                                                         109,066
                                                                                                                    ____________
NET ASSETS..................................................................                                         $17,724,837
                                                                                                                    ============
REPRESENTED BY:                  Paid-in capital............................                                         $16,283,273
                                 Accumulated net realized gain (loss) on investments                                     146,955
                                 Accumulated gross unrealized appreciation on
investments                      ...........................................                                           1,294,609
                                                                                                                    ____________
NET ASSETS..................................................................                                         $17,724,837
                                                                                                                    ============
                                                NET ASSET VALUE PER SHARE
                                                __________________________
                                                                                Class A            Class B            Class C
                                                                              ____________       ____________       ____________
Net Assets..................................................                    $7,821,416         $9,891,909            $11,512
Shares Outstanding..........................................                       569,598            720,167                838
NET ASSET VALUE PER SHARE...................................                        $13.73             $13.74             $13.74
                                                                                   =======            =======            =======
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
INVESTMENT INCOME

INCOME                           Interest Income............................                                         $503,950
EXPENSES:                        Management fee-Note 3(a)...................                      $  49,141
                                 Shareholder servicing costs-Note 3(c)......                         28,312
                                 Registration fees..........................                         25,048
                                 Distribution fees-Note 3(b)................                         25,011
                                 Auditing fees..............................                         18,868
                                 Trustees' fees and expenses-Note 3(d)......                          9,241
                                 Legal fees.................................                          7,326
                                 Prospectus and shareholders' reports.......                          2,913
                                 Custodian fees.............................                            764
                                 Loan commitment fees-Note 2................                             30
                                 Miscellaneous..............................                          9,122
                                                                                                  _________
                                       Total Expenses.......................                        175,776
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (40,144)
                                                                                                  _________
                                       Net Expenses.........................                                          135,632
                                                                                                                    _________
INVESTMENT INCOME-NET.......................................................                                          368,318
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                       $166,602
                                 Net unrealized appreciation (depreciation) on investments          154,007
                                                                                                  _________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          320,609
                                                                                                                    _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $688,927
                                                                                                                    =========
SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Six Months Ended
                                                                                          January 31, 1998      Year Ended
                                                                                             (Unaudited)      July 31, 1997
                                                                                          ________________     _____________
OPERATIONS:
    Investment income-net.................................................                   $     368,318     $     800,204
    Net realized gain (loss) on investments...............................                         166,602            49,319
    Net unrealized appreciation (depreciation) on investments.............                         154,007           683,061
                                                                                              ____________      ____________
          Net Increase (Decrease) in Net Assets Resulting from Operations.                         688,927         1,532,584
                                                                                              ____________      ____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares......................................................                        (173,524)         (369,967)
      Class B shares......................................................                        (194,768)         (430,199)
      Class C shares......................................................                             (26)              (38)
    Net realized gain on investments:
      Class A shares......................................................                         (30,088)          (38,568)
      Class B shares......................................................                         (38,755)          (53,235)
      Class C shares......................................................                              (4)               (5)
                                                                                              ____________      ____________
          Total Dividends.................................................                        (437,165)         (892,012)
                                                                                              ____________      ____________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares......................................................                         341,921           607,447
      Class B shares......................................................                         354,142         1,347,382
      Class C shares......................................................                          10,398           ----
    Dividends reinvested:
      Class A shares......................................................                         127,837           257,949
      Class B shares......................................................                         153,490           330,335
      Class C shares......................................................                              16                43
    Cost of shares redeemed:
      Class A shares......................................................                        (848,499)       (1,471,651)
      Class B shares......................................................                        (976,323)       (2,672,018)
                                                                                              ____________      ____________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 (837,018)       (1,600,513)
                                                                                              ____________      ____________
            Total Increase (Decrease) in Net Assets.......................                        (585,256)         (959,941)
NET ASSETS:
    Beginning of Period...................................................                      18,310,093        19,270,034
                                                                                              ____________      ____________
    End of Period.........................................................                     $17,724,837       $18,310,093
                                                                                              ============      ============

SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                   Shares
                                                                                      ________________________________
                                                                                       Six Months Ended
                                                                                       January 31, 1998    Year Ended
                                                                                         (Unaudited)      July 31, 1997
                                                                                      ________________    _____________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                 25,181            46,183
    Shares issued for dividends reinvested.................................                  9,465            19,586
    Shares redeemed........................................................                (62,950)         (111,584)
                                                                                          ________          ________
                                       Net Increase (Decrease) in Shares Outstanding       (28,304)          (45,815)
                                                                                          ========          ========
    Class B
    ________
    Shares sold............................................................                 26,281           102,444
    Shares issued for dividends reinvested.................................                 11,359            25,069
    Shares redeemed........................................................                (72,458)         (203,605)
                                                                                          ________          ________
                                       Net Increase (Decrease) in Shares Outstanding       (34,818)          (76,092)
                                                                                          ========          ========
    Class C
    ________
    Shares sold............................................................                    758              ---
    Shares issued for dividends reinvested.................................                      1                 3
                                                                                          ________          ________
                                       Net Increase (Decrease) in Shares Outstanding           759                 3
                                                                                          ========          ========

SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                               ______________________________________________________
                                                                Six Months Ended
                                                                January 31, 1998             Year Ended July 31,
                                                                                 ____________________________________
PER SHARE DATA:                                                   (Unaudited)      1997      1996      1995      1994(1)
                                                                  __________    _______   _______   _______   _______
    Net asset value, beginning of period.........                    $13.53      $13.06    $13.01    $12.94    $12.50
                                                                    _______     _______   _______   _______   _______
    Investment Operations:
    Investment income-net........................                       .30         .60       .63       .77       .18
    Net realized and unrealized gain (loss)
      on investments.............................                       .25         .53       .08       .07       .44
                                                                    _______     _______   _______   _______   _______
    Total from Investment Operations.............                       .55        1.13       .71       .84       .62
                                                                    _______     _______   _______   _______   _______
    Distributions:
    Dividends from investment income-net.........                      (.30)       (.60)     (.63)     (.77)     (.18)
    Dividends from net realized gain on investments                    (.05)       (.06)     (.03)      ---       ---
                                                                    _______     _______   _______   _______   _______
    Total Distributions..........................                      (.35)       (.66)     (.66)     (.77)     (.18)
                                                                    _______     _______   _______   _______   _______
    Net asset value, end of period...............                    $13.73      $13.53    $13.06    $13.01    $12.94
                                                                    =======     =======   =======   =======   =======
TOTAL INVESTMENT RETURN (2)......................                      8.25%(3)    8.91%     5.56%     6.86%     4.99%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                      1.23%(3)    1.24%     1.17%      .08%      ---
    Ratio of net investment income
      to average net assets......................                      4.41%(3)    4.54%     4.80%     6.02%     5.44%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                       .45%(3)     .14%      .13%     1.25%     2.50%(3)
    Portfolio Turnover Rate......................                     15.20%(4)   44.50%    29.73%     9.17%      ---
    Net Assets, end of period (000's Omitted)....                    $7,821      $8,090    $8,409    $8,272    $2,525
(1)    From May 4, 1994 (commencement of operations) to July 31, 1994.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                               ______________________________________________________
                                                                Six Months Ended
                                                                January 31, 1998             Year Ended July 31,
                                                                                  ____________________________________
PER SHARE DATA:                                                   (Unaudited)      1997      1996      1995      1994(1)
                                                                  __________    _______   _______   _______   _______
    Net asset value, beginning of period.........                    $13.53      $13.07    $13.01    $12.95    $12.50
                                                                    _______     _______   _______   _______   _______
    Investment Operations:
    Investment income-net........................                       .27         .53       .57       .71       .16
    Net realized and unrealized gain (loss)
      on investments.............................                       .26         .52       .09       .06       .45
                                                                    _______     _______   _______   _______   _______
    Total from Investment Operations.............                       .53        1.05       .66       .77       .61
                                                                    _______     _______   _______   _______   _______
    Distributions:
    Dividends from investment income-net.........                      (.27)       (.53)     (.57)     (.71)     (.16)
    Dividends from net realized gain on investments                    (.05)       (.06)     (.03)      ---       ---
                                                                    _______     _______   _______   _______   _______
    Total Distributions..........................                      (.32)       (.59)     (.60)     (.71)     (.16)
                                                                    _______     _______   _______   _______   _______
    Net asset value, end of period...............                    $13.74      $13.53    $13.07    $13.01    $12.95
                                                                    =======     =======   =======   =======   =======
TOTAL INVESTMENT RETURN (2)......................                      7.88%(3)    8.28%     5.09%     6.24%     4.94%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                      1.74%(3)    1.75%     1.68%      .59%      .50%(3)
    Ratio of net investment income
      to average net assets......................                      3.89%(3)    4.03%     4.28%     5.51%     4.90%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                       .45%(3)     .14%      .13%     1.27%     2.50%(3)
    Portfolio Turnover Rate......................                     15.20%(4)   44.50%    29.73%     9.17%      ---
    Net Assets, end of period (000's Omitted)....                    $9,892     $10,219   $10,860    $9,739    $3,343
(1)    From May 4, 1994 (commencement of operations) to July 31, 1994.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class C Shares
                                                                         ____________________________________________
                                                                          Six Months Ended
                                                                          January 31, 1998        Year Ended July 31,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            __________           ______        ______
    Net asset value, beginning of period.......................               $13.54             $13.07        $13.53
                                                                              ______             ______        ______
    Investment Operations:
    Investment income-net......................................                  .25                .50           .34
    Net realized and unrealized gain (loss)
      on investments...........................................                  .25                .53          (.43)
                                                                              ______             ______        ______
    Total from Investment Operations...........................                  .50               1.03          (.09)
                                                                              ______             ______        ______
    Distributions:
    Dividends from investment income-net.......................                 (.25)              (.50)         (.34)
    Dividends from net realized gain on investments............                 (.05)              (.06)         (.03)
                                                                              ______             ______        ______
    Total Distributions........................................                 (.30)              (.56)         (.37)
                                                                              ______             ______        ______
    Net asset value, end of period.............................              $13.74              $13.54        $13.07
                                                                              ======             ======        ======
TOTAL INVESTMENT RETURN (2)....................................                 7.46%(3)           8.07%         (.94%)(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                 2.00%(3)           2.00%         2.08%(3)
    Ratio of net investment income
      to average net assets....................................                 3.68%(3)           3.70%         3.84%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.......................                  .85%(3)            .11%         1.17%(3)
    Portfolio Turnover Rate....................................                15.20%(4)          44.50%        29.73%
    Net Assets, end of period (000's Omitted)..................                  $12                 $1            $1
(1)    From December 4, 1995 (commencement of initial offering) to July 31, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSD") on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30,
1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principals which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has
DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    The Manager had undertaken from August 1, 1997 through January 6, 1998, to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets, and thereafter, through February 10, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from February 11, 1998, to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding certain expenses as described above) exceed an annual rate of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $40,144 during the period ended January 31, 1998.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 1998, the Fund was charged $25,006 and $5 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 1998, the Fund was charged $9,832, $12,503 and $2 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended January 31, 1998, the Fund was charged $4,172 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 1998 amounted to $2,595,165 and $3,818,923, respectively.
    At January 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER INSURED
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                       128/376/SA981
Semi-Annual Report
Dreyfus Premier
Insured Municipal
Bond Fund
January 31, 1998
Registration Mark
[Dreyfus lion 2/hres logo]